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                                                              Exhibit 10.02

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

RETAIL INSTALLMENT CONTRACT AND SECURITY AGREEMENT                                               Date: ____________________________

The words  I, me,  mine and  my mean  the Buyer,  Co-Buyer  and  Registrant. Registrant means a  buyer  who is not responsible  for repayment of the debt under this Contract (and in whose name the  Vehicle (as defined below) is  registered pursuant to  applicable law. The words you, your and yours mean the Seller or Creditor,  they also  mean Centrex  Capital Corp. of  New York which  will be referred to in this contract as Assignee if and after this Contract is assigned to it.

Simultaneously with the execution of this Contract, Buyer  (meaning all who sign this Contract as buyers, separately and  together)
is entering into an agreement with the Seller identified  below for the purchase of the vehicle described below (the "Vehicle")  at the price and on the terms and conditions set forth in  such agreement and in which Vehicle the Seller retains a security interest.
Buyer states that the Vehicle has been delivered in good condition.

The Seller is ____________________________________________. I agree to pay you the "Total Payments" by way of the periodic payments according to may payment schedule and the other terms and conditions of this Contract set forth below.

___________________________________________________________________________________________________________________________________
YEAR      MAKE             CYL.   MODEL      BODY TYPE     IDENTIFICATION/SERIAL NO.            Use for which purchased
                                                                                                / / Personal   / / Agricultural
                                                                                                / / Business   / / ________________
___________________________________________________________________________________________________________________________________

___________________________________________________________________________________________________________________________________
Buyer(s) - Name and Address of all Buyers (including zip code):        Creditor/Sellers - Name and Address (including zip code):





___________________________________________________________________________________________________________________________________
ANNUAL PERCENTAGE       FINANCE CHARGE           AMOUNT FINANCED        TOTAL OF PAYMENTS             TOTAL SALE PRICE
RATE                    The dollar amount the
The cost of my credit   credit will cost me.     The amount of credit   The amount I will have paid   The total cost of my purchase
as a yearly rate.                                provided to me or on   after I have made all         on credit including my
                                                 my behalf.             payments as scheduled.        downpayment of

                                                                                                      $_______________ is
                   %     $                       $                      $                             $
___________________________________________________________________________________________________________________________________

   My payment schedule will be:                            DOLLAR
      NUMBER                                               AMOUNT                                        DATE

      ______________________________ PAYMENT(S) OF __________________________________ DUE __________________________________
      ______________________________ PAYMENT(S) OF __________________________________ DUE __________________________________
      ______________________________ PAYMENT(S) OF __________________________________ DUE __________________________________
      PAYMENTS TO BE MADE _______________STARTING ON _______________AND CONTINUING MONTHLY ON THE SAME DAY OF EACH FOLLOWING
      MONTH UNTIL PAYMENT IN FULL OF THE TOTAL OF PAYMENTS DUE. TOTAL NUMBER OF PAYMENTS ___________________.

          SECURITY INTEREST: I am giving you a security interest in the Vehicle being purchased.
          LATE CHARGE: If a payment is more than 10 days late, I will be charged 5% of the payment, with a minimum charge of
                       $1.00 and a maximum charge of $25.
          PREPAYMENT: If I pay off early, I may be entitled to a refund of a part of the Finance Charge.

      I will refer to the Retail Installment Contract and Security Agreement for any additional information about nonpayment, default, right to accelerate, security interests, any required repayment in full before the scheduled date, and prepayment refund.

          "e" means an estimate
___________________________________________________________________________________________________________________________________
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SUMMARY OF INSURANCE COVERAGE
NOTICE TO BUYER -  LIABILITY INSURANCE COVERAGE FOR BODILY INJURY
AND PROPERTY DAMAGE IS NOT  INCLUDED IN THIS CONTRACT. I am re-
quired by this Contract to  provide  Physical Damage  Insurance on the Vehicle, but I may buy it  from a broker or  agent of my own choosing. Specifically,  acknowledge that I am  required to maintain at my expense during the term of this  Contract or any extension of this Contract, the following minimum insurance  on the Vehicle:
  a. Fire,  Theft and Comprehensive  Insurance with  a  maximum
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      deductible of  / / $500;  / / $_____________; and
  b. Collision Insurance with a maximum deductible of / / $500;
     / / $____________.
  Prior to the delivery to me of the Vehicle and prior  to  any renewal or substitution of insurance, I shall provide you  with evidence that the insurance required under this Contract  is in effect, and I shall cause to be given to you a  certificate  of
insurance,  binder  or  certified  policy  copy,   issued by an
authorized person, to such effect.
  I  am  liable  for  the  deductible  amounts.  The  insurance policy(s) must provide that you are named as an  additional in-
sured and loss payee with respect to all coverages, and further, that you  be given a 10 day written notice in the  event  of cancellation or reduction in coverage.
 Physical Damage and  Mechanical  Breakdown  coverages are  not obtainable from or through Assignee.
_______________________________________________________________
            Vendor's Single Interest Insurance
If the box is checked below, I am required to provide Vendor's
Single Interest Insurance Coverage (which may be called VSI In-
surance  in  this Contract)  until the due date of the last in-
stallment under this Contract, and I may obtain such insurance through a broker or agent of my own choice. Seller or Assignee offers such insurance at the following rate:
/ / Vendor's Single Interest Insurance            $___________
______________________________________________________________
        Credit Life, Accident and Health Insurance
CREDIT LIFE AND CREDIT ACCIDENT AND HEALTH INSURANCE  ARE  NOT
REQUIRED AND WILL MAKE NO  DIFFERENCE IN  THE  APPROVAL  OF MY
CREDIT APPLICATION. Assignee/Seller will upon request  provide credit life insurance at the cost indicated and in  accordance with the notice at right. I, as the  insured  party and  first signer of this Contract,  voluntarily  request the  designated insurance at the stated cost(s) as checked  below. CREDIT LIFE
INSURANCE  AND  CREDIT  ACCIDENT AND  HEALTH INSURANCE MAY NOT
COVER  THE  ENTIRE  AMOUNT  DUE UNDER THIS CONTRACT. I  SHOULD
CHECK  MY  POLICY OR CERTIFICATE TO DETERMINE THE EXACT COVER-
AGE.  If I have elected to purchase credit life  insurance  or credit accident and health insurance,  I may be entitled to  a partial refund of my premium if I prepay my total  outstanding balance. I understand that Assignee assumes no  responsibility for providing any insurance certificates or  refunds  with re-
spect to any insurance I elect to purchase. In the event of  a prepayment, I should contact the  Seller or my insurance  com-
pany to see if a refund is due.

/ / I want optional Group Credit Life Insurance,
    and understand the insurance will be provided
    only to the Borrower who signs this request.
                                The total cost is $___________
/ / We want optional Group Credit Joint Life Insurance,
    and understand that insurance will be provided to
    both the Borrower and Co-Borrower who sign this request.
                                The total cost is $___________
/ / Credit Life Insurance obtained through Seller $___________ Group Credit Life Insurance to be issued by:__________________ ________________________________ Policy No. __________________
(The following notice applies only to Credit Life Insurance provided by Seller or Assignee.)

    REQUEST AND SCHEDULE FOR GROUP CREDIT LIFE INSURANCE
I understand that Group Credit Life Insurance is voluntary and is not required to obtain this loan. I further understand that I may select another insurer to provide this coverage. Group
Credit Life Insurance premiums  will be  payable   periodically
along with my normal periodic payments required by this Con-tract. If I choose to become insured, I understand that in-surance will be provided in accordance with the certificate of Group Credit Life Insurance that will be given to me. I also reserve the right to terminate my coverage at any time by notifying you in writing. The cost of this insurance for the
entire term of this Contract is  shown  below.   I  understand
that I am eligible for Group Credit Life Insurance only if this loan is made before my 55th Birthday. The maximum amount of insurance on any one life is $30,000.

Insurer: _____________________________________________________
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______________________________________________________________
Buyer                                            Date of Birth

______________________________________________________________
Co-Buyer                                         Date of Birth
(To be signed only if Group Credit Joint Life Insurance is selected.)

______________________________________________________________
I want Accident and Health Insurance.

/ / Accident and Health Insurance for a term of
    ___________ months may be obtained through
    Seller.                                       $____________

/ / Accident and Health Insurance to be issued by ____________

_____________________________________Policy No. ______________

______________________________________________________________
Signature of Insured Party - Must be same as Buyer.
                Itemization of Amount Financed
1. Cash Price                                    $____________
2. Less: Cash Down Payment                  $____________
         Net Trade-In                       $____________
      Total Downpayment and Net Trade-In         $____________
3. Unpaid Balance of Cash Price                  $____________(3)

4. Plus: Amounts Paid to Others on my Behalf
 * a. Paid to Insurance Companies for:
      (i)   Credit Life Insurance           $____________
      (ii)  Accident and Health Insurance   $____________
      (iii) VSI Insurance                   $____________
   b. Paid to Public Officials for:
      (i)   Sales and Other Taxes           $____________
      (ii)  License and/or Registration
            Fees                            $____________
      (iii) Certificate of Title Fees       $____________
      (iv)  Certificate of Title Lien
            Recordation Fee                 $____________
       (v)  Official Fees to Government
            Agencies (Specify)____________  $____________
 * c. Paid to others (Specify):
      (i)   To ____________ For Service
            Contract/Extended Warranty      $____________
      (ii)  To ____________ For __________  $____________
      (iii) To ____________ For __________  $____________
      (iv)  To ____________ For __________  $____________


            Total Amount Paid to Others:    $____________(4)
5. Subtotal (3 + 4)                         $____________(5)
6. Prepaid Finance Charges                  $____________(6)
7. Amount Financed - Unpaid Balance (5 - 6) $____________

* Seller/Creditor may receive/retain commissions or other forms of payment from businesses to whom the charges listed in 4(a) and (c) are paid.
________________________________________________________________
                    Liability Upon Total Loss
IF, DURING THE TERM OF THIS CONTRACT, THERE IS A TOTAL LOSS OF THE VEHICLE DUE TO THEFT OR PHYSICAL DAMAGE, YOU WILL NOT BE RESPONSIBLE FOR THE DIFFERENCE BETWEEN THE AMOUNT THEN OUTSTAND-ING UNDER THIS CONTRACT AND ANY LOSS PROCEEDS RECEIVED BY US UNDER THE INSURANCE ON THE VEHICLE MAINTAINED BY YOU PURSUANT TO THE TERMS OF THIS CONTRACT PROVIDED (1) YOU ARE IN COMPLIANCE WITH YOUR INSURANCE OBLIGATIONS UNDER THIS CONTRACT AND (2) YOUR CLAIM FOR TOTAL LOSS OF THE VEHICLE IS ACCEPTED AND PAID BY YOUR INSURANCE COMPANY TO US. NOTWITHSTANDING THE FOREGOING, YOU WILL CONTINUE TO BE LIABLE FOR (A) THE DEDUCTIBLE PORTION OF THE IN-SURANCE REQUIRED TO BE MAINTAINED BY YOU PURSUANT TO THIS CON-TRACT; (B) ANY MONTHLY PAYMENTS OR OTHER OBLIGATIONS PAST DUE AND UNPAID UNDER THIS CONTRACT; AND (C) ANY AMOUNTS DEDUCTED BY YOUR INSURANCE CARRIER FROM THE INSURANCE PROCEEDS DUE TO UNPAID PREMIUMS, OFFICIAL FEES AND CHARGES, ADMINISTRATIVE EXPENSES AND
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ANY OTHER PERMISSIBLE AND MISCELLANEOUS  DEDUCTIONS  YOUR INSUR-
ANCE CARRIER MAKES UNDER YOUR  INSURANCE  POLICY  OR  APPLICABLE
LAW.
________________________________________________________________

NOTICE TO THE BUYER (FOR THE PURPOSE OF THIS NOTICE,  THE  WORDS
YOU AND YOUR REFER TO THE BUYER(S).)

1. DO NOT SIGN THIS CONTRACT BEFORE YOU READ IT OR IF IT CON-TAINS ANY BLANK SPACE. 2. YOU ARE ENTITLED TO A COMPLETELY FILLED IN COPY OF THIS CONTRACT WHEN YOU SIGN IT. 3. UNDER THE LAW, YOU HAVE THE FOLLOWING RIGHTS, AMONG OTHERS: (a) TO PAY OFF IN ADVANCE THE FULL AMOUNT DUE AND TO OBTAIN A PARTIAL REFUND OF THE CREDIT SERVICE CHARGE; (b) TO REDEEM THE PROPERTY IF RE-POSSESSED FOR A DEFAULT; (c) TO REQUIRE, UNDER CERTAIN CON-DITIONS, A RESALE OF THE PROPERTY IF REPOSSESSED; 4. ACCORDING TO LAW YOU HAVE THE PRIVILEGE OF PURCHASING THE INSURANCE ON THE MOTOR VEHICLE PROVIDED FOR IN THIS CONTRACT FROM AN AGENT OR BROKER OF YOUR OWN SELECTION.

________________________________________________________________


EACH UNDERSIGNED BUYER AGREES TO THE TERMS ON THE FRONT AND BACK
OF THIS CONTRACT AND ACKNOWLEDGES RECEIPT OF AN EXECUTED COPY OF
THIS CONTRACT, COMPLETELY FILLED IN.




                     RETAIL INSTALLMENT CONTRACT



DATE OF DELIVERY OF VEHICLE ____________________________________

       Signature of
1.     Buyer ___________________________________________________

       Signature of
 2.    Co-Buyer ________________________________________________

       Signature of
 3. a. Registrant ______________________________________________

    b. Name and Address of
       Registrant ______________________________________________


 _______________________________________________(Name of Seller)



 By: ___________________________________________________________
 Seller (authorized signature and title)


 THIS CONTRACT INCLUDES THE TERMS AND CONDITIONS ON BOTH SIDES OF THIS DOCUMENT.

(THE FOLLOWING NOTICE SHALL NOT APPLY TO ANY SALE FOR OTHER THAN PERSONAL, FAMILY, OR HOUSEHOLD USE.)

NOTICE

ANY HOLDER OF THIS CONSUMER CREDIT CONTRACT IS SUBJECT TO ALL CLAIMS AND DEFENSES WHICH THE DEBTOR COULD ASSERT AGAINST THE SELLER OF GOODS OR SERVICES OBTAINED PURSUANT HERETO OR WITH THE PROCEEDS HEREOF. RECOVERY HEREUNDER BY THE DEBTOR SHALL NOT EXCEED AMOUNTS PAID BY THE DEBTOR HEREUNDER.

1. ASSIGNMENT OF CONTRACT - I understand that Seller intends to and may assign this Contract to Assignee which shall after the assignment have all of the Seller's rights under this Contract, but none of the Seller's duties or responsibilities (except as set forth in the above Notice).

2. PAYMENT SCHEDULE - I agree to pay to the Seller the Total of Payments, as
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stated on the reverse side of this Contract, but after this Contract is assigned such payments shall be made to Assignee.
3. PREPAYMENT - I shall have the right to prepay this obligation in full at any time. If I do, or if you demand the entire balance because of my default, you will refund the unearned Finance Charge (which is also called the Credit Service Charge in this Contract) calculated by the actuarial method of refunding such Finance Charge based on scheduled payment dates and fixed periodic payments, but you may first deduct an acquisition charge of $15.00 before figuring a refund. Refunds of under $1.00 will not be made to me. I further understand that I will not be entitled to any refund on partial prepayments. If I prepay in full you may give an allowance for group credit insurance premiums using a formula approved by the New York State Insurance Department.
4. DISHONORED CHECK CHARGE - I agree that if I make a payment with a personal check which is dishonored or returned by the Bank upon which it is drawn because of insufficient funds or any other cause not attributable to you, you may impose a dishonored check charge of $20.00 for each such check dishonored or returned. This charge will be in addition to any other charges provided in this Contract.
5. SECURITY INTEREST - As security for all amounts which I owe under this Contract, I give Seller a security interest in: (a) the Vehicle and any accessories, equipment and replacement parts, whether on the Vehicle on the date of this Contract or added at a later date; and (b) the monies paid by any insurance company on any loss for which the Vehicle is insured.
6. ADDITIONAL TERMS AND CONDITIONS - The additional terms and conditions on the reverse side are part of this Contract.
7. LATE CHARGE - Whenever an installment is more than 10 days late, I agree to pay at the time of and in addition to the amount of the next regularly scheduled installment a late charge in the amount of 5% of the overdue installment with a minimum charge of $1.00. This charge will be collected only once for each late installment.
8. WARRANTIES - I UNDERSTAND THAT THE SELLER IS NOT OFFERING ANY WARRANTIES AND THAT THERE ARE NO IMPLIED WARRANTIES OF MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER WARRANTIES, EXPRESS OR IMPLIED, BY THE SELLER, COVERING THE VEHICLE, UNLESS THE SELLER EXTENDS A WRITTEN WARRANTY ON A SEPARATE FORM SIGNED BY THE SELLER, OR UNLESS THE SELLER PROVIDES A SERVICE CONTRACT WITHIN 90 DAYS FROM THE DATE OF THIS CONTRACT. An implied warranty of merchantability generally means that the Vehicle is fit for the ordinary purpose for which such vehicles are generally used. A warranty of fitness for a particular purpose is a warranty that may arise when a seller has a reason to know the particular purpose for which the buyer requires the Vehicle and the buyer relies on the seller's skill or judgment to furnish a suitable vehicle. This provision does not affect any warranties covering the Vehicle which may be provided by the Vehicle manufacturer.
FOR THE PURPOSE OF THE FOLLOWING NOTICE, THE WORD "YOU" REFERS TO THE BUYER

THE INFORMATION YOU SEE ON THE WINDOW FORM FOR THE VEHICLE IS PART OF THIS CONTRACT. INFORMATION ON THE WINDOW FORM OVERRIDES ANY CONTRARY PROVISIONS IN THE CONTRACT OF SALE.

9. CARE AND USE OF VEHICLES - I agree to keep the Vehicle in good repair at my own expense and I will neither remove it from the state where I first received it for more than 30 days nor will I sell the Vehicle or give it away without obtaining your written consent in advance. I agree to make sure your security interest is shown on the title certificate for the Vehicle and I will keep the Vehicle free of other liens and attachments and will not use it for any illegal purpose. I agree not to use the Vehicle for hire or to rent or lease the Vehicle to others. If the Vehicle is lost, stolen, destroyed or damaged beyond repair you may demand payment in full of the unpaid balance of the debt and if you are required to pay any repair bills, storage bills, taxes, fines or other charges, I agree to pay such amounts when you ask for them.
10. TAXES AND FEES - I will promptly pay all taxes, registration and license fees on the purchase, ownership and operation of the Vehicle.
11. INSURANCE - As long as Seller or Assignee is the holder of this Contract and this Contract is in effect, I agree to keep the Vehicle insured under a policy of Physical Damage Insurance including comprehensive, collision, and fire and theft coverages and (if required) Vendor's Single Interest Insurance. These types of insurance will be in amounts at least large enough to repay this debt, and if I fail to provide this insurance, you may purchase
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it, and I agree to repay you for the cost, plus a Finance Charge, upon demand. All policies will provide that payment of claims will be made to you to the extent of your security interest. If any charge for insurance required to be provided by me under this Contract is returned to you, it may be credited to my account or used to buy similar insurance or such insurance which covers your interest or my interest in the Vehicle or both of our interests in the Vehicle. Any refund on optional insurance received by you will be credited to my account. Credits to my account will include both the amounts received by you and the unearned Finance Charges on those amounts. These credit will be applied to as many of my installment payments as they will cover, beginning with the final installment.

12. DEFAULT AND REPOSSESSION - In the event of default, meaning that if I fail to pay according to the payment schedule as provided on the reverse side of this Contract, or if I fail to make any such payments, or if I break any of the agreements in this Contract, or if any other creditor tries by legal process to take the Vehicle or any money of mine in your possession, or if any legal proceeding under any bankruptcy or insolvency law is started by or against me, or if I make a materially false statement of fact in the credit application submitted to you, or if I or any person providing the Third Party Guarantee at the end of this Contract die(s) or a court determines that any one of us is incompetent (meaning a person that is not legally capable of handling his or her own affairs), then if any of these events occur, you can take the Vehicle from me, without giving me or any guarantor any notice or making any demand, and you can declare the entire amount owed under this Contract Immediately due and payable, minus the part of the Finance Charge which has not been earned, calculated by the actuarial method of refunding such Finance Charge based on scheduled payment dates and fixed monthly payments, but you may first deduct an acquisition charge of $15.00 before figuring such refund. In order to take the Vehicle, you can enter my property,or the property where it is stored so long as it is done peacefully. If there is any personal property in the Vehicle, such as clothing, you can store it for me and I agree to claim this personal property within 15 days. Any accessories, equipment or replacement parts will remain with the Vehicle. If you repossess the Vehicle, I have the right to get it back by paying the past due amounts I owe on the Contract plus any late charges, the costs of taking and storing the Vehicle and other expenses that you have had. My right to get the Vehicle back will end when the Vehicle is sold. If you take the Vehicle back, you will send a written notice of sale at least 10 days before selling the Vehicle. If I do not pay the past due payments owed to you on the Contract plus any late charges, the cost of taking and storing the Vehicle and other expenses which you may have had, by the date on the notice of sale, you can sell the Vehicle. You will use the net proceeds of the sale of the Vehicle to pay all or part of my debt. The net proceeds of the sale will be figured this way: any late charges and any charges for taking and storing the Vehicle, cleaning and advertising, etc., and any reasonable attorneys' fees and court costs as specified in this Contract will be subtracted from the selling price, if I owe you less than the net proceeds of the sale, you will pay me the difference, unless you are required by law to pay it to someone else; if I owe you more than the net proceeds of the sale of the Vehicle, I will pay you the difference between the net proceeds of the sale of the Vehicle and what I owe you at that time and when you ask for it. If I do not pay this amount when you ask for it , I will also be charged interest at the highest rate permitted by law until I pay all I owe you. I agree that if you are required to sell the Vehicle, 10 days notice to me of the sale is deemed a reasonable notice. If I default, you will have all of the rights set out above in this paragraph and, in addition, you will have any other rights permitted by law.

13. ATTORNEY'S FEES - If you must hire an attorney to collect this debt, I agree to pay all reasonable attorney's fees up to 15% of the amount I owe plus any court costs.

14. PAYMENT VARIATIONS; DELAY IN ENFORCEMENT - You can accept late payments or partial payments, even if marked "payment in full," without losing any of your rights under this Contract, and you may delay enforcing any of your rights without losing them.

15. NO ORAL AGREEMENTS; CONTRACT MODIFICATIONS - I acknowledge that this written Contract and the various documents executed together with this Contract represent the final and complete agreement between you and I and no unwritten oral agreements exist between us. I agree that this Contract may not be modified without a writing signed by you.
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16. GOVERNING LAW - This Contract is governed and interpreted by the laws of the State of New York. If any provision of this Contract is found ineffective under any law or regulation, the remainder of this Contract will still be binding and effective.

17. BALLOON PAYMENT - If any last payment is a balloon payment, such payment is due and payable on the due date for such payment, and I may refinance such payment with you if all prior payments have been made on time in accordance with this Contract. If I elect to refinance such payment, I will be required to enter into a written agreement on terms and at an interest rate you then offer. My ability to do so is subject to credit approval. I may be required to complete a new credit application. I understand that in such event the security interest I have granted you in the Vehicle will continue during the term of the new agreement. If I want you to refinance the balloon payment, I must give you written notice of any desire to do so at least 30 days prior to the due date of such balloon payment.

18. REGISTRATION - I agree to register the Vehicle only in my name as required by law, unless I have advised you that I desire to register the Vehicle in the name of Registrant and Registrant has signed this Contract, by doing so Registrant becomes an owner of the Vehicle, as the term "owner" is defined under applicable law. By signing this Contract, Registrant is not an applicant for credit and is not responsible for repayment of the debt created by this Contract, but Registrant agrees to all of the other terms and provisions of this Contract, including those specified in paragraphs 5, 6, 8, 9, and 12. Registrant and I specifically recognize your security interest as described in paragraph 5. If I default under this Contract, Registrant shall have no right to continue to operate, retain or possess the Vehicle.

19. NOTICE LIMITATION - The NOTICE at the top of this side of the Contract applies only to me if the goods or services obtained under this Contract are primarily for personal, family or household use. In all other cases, I will not assert against any holders, subsequent holder or assignee of this Contract any claims or defenses I may have against the Seller or against the manufacturer of the Vehicle or equipment purchased under this Contract.

20. OBLIGATIONS INDEPENDENT - I understand that my obligation to pay this loan is independent of the obligation of any other person who has also agreed to pay it. You may, without notice, release me or any of us, give up any right you may have against any of us, extend new credit to any of us, or renew or change this Contract one or more times and for any term, and I will still be obligated to pay this loan. You may, without notice, fail to perfect your security interest in, impair, or release any security and I will still be obligated to pay this loan.

- --------------------------------------------------------------------------------

                              THIRD PARTY GUARANTEE

   In this Guarantee, the words I, me and my refer to each person signing this Guarantee. The words you, your and yours refer to the Seller and the Assignee, if there is an assignee, under this Contract, in order to persuade you to accept the Contract with the Buyer and Co-Buyer, if there is a Co-Buyer and the Registrant, if there is a Registrant, I guarantee that everything the Buyer, Co-Buyer and Registrant is required to do by the terms of this Contract shall be done, no matter what may happen. If the Buyer, Co-Buyer or Registrant do not meet their obligations as required under the Contract or if they violate the terms of the Contract including, without reciting all of those obligations, the obligations to make payments, maintain the Vehicle, provide required insurance and surrender possession of the Vehicle, I promise that I will immediately, on your demand, pay the FULL AMOUNT of money remaining unpaid at the time under the Contract and all other monies due to you under the Contract. I agree that you may demand this payment from me without notifying me or the Buyer, Co-Buyer or Registrant of a default under the Contract and without first seeking payment from the Buyer, Co-Buyer or Registrant. If you hire an attorney to collect this debt from me, I agree to pay your reasonable attorney's fees plus court costs.
This Guarantee and my obligations to make the payments to you under the Contract shall not be affected by any claim that I may have against you other than those that arise out of the Contract. I agree that my Guarantee of the obligations of the Buyer, Co-Buyer and Registrant shall remain in effect until all payments due under the Contract are made. This Guarantee shall remain in effect even if you extend payments over a longer period, or if other changes are made in the terms of the Contract. My Guarantee shall remain in effect no matter how you deal with the Vehicle or other security interest you have received. If there are two or more guarantors guaranteeing the obligations of the Buyer, Co-Buyer and Registrant, each separate guarantor is fully responsible to you for the entire amount owing under the
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Contract. This means that you may demand full payment of the entire remaining debt owing under the Contract from any one of the guarantors or from both or all of the guarantors.

                                                    Date: _____________________

____________________________________   ________________________________________
             Guarantor                            Guarantor

____________________________________   ________________________________________
               Address                             Address

____________________________________   ________________________________________
      City, State & Zip Code                    City, State & Zip Code



                           SELLER'S ASSIGNMENT

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, the Seller hereby sells, transfers and assigns without recourse, to Assignee named on the face hereof, its successor, and assigns all right, title and interest in and to this Contract, and to the Vehicle described in this Contract and to all monies due and to become due under this Contract, any guaranty made in connection with this Contract, and all rights and remedies under said Contract, with power in the Assignee to assign the same, and either in Assignee's own name, or in the name of the Seller, for the Assignee's exclusive benefit, to take all such legal or other proceeding as the Seller might have taken, except for this Assignment. Notwithstanding the foregoing, this Assignment is subject to the undertakings, covenants, agreements, representations and warranties contained in the Dealer Agreement between Assignee and the undersigned.


Date of Assignment: ______________, 199__          ____________________________
                                                   (Seller)

                                                   By  ________________________




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